                                                                    EXHIBIT 99.1

                             CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1999, (99-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 16, 1999 to October 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of October, 1999.

                                         CONSECO FINANCE CORP.




                                         BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999

                                            CUSIP NO.#393505-W99, X23, X31, X49,
                                                         X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

                                                                                          Total $                    Per $1,000
                                                                                          Amount                      Original
                                                                                     -----------------           -------------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available (including Monthly Servicing Fee)                                   9,658,008.60
                                                                                     -----------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                            0.00
                                                                                     -----------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                   9,658,008.60
                                                                                     -----------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                            0.00
                                                                                     -----------------
A.   Interest
     (2)  Aggregate interest

         a. Class A-1 Remittance Rate (4.948%)                                                  4.948%
                                                                                     -----------------
         b. Class A-1 Interest                                                               32,573.30                    1.46068610
                                                                                     -----------------           -------------------
         c. Class A-2 Remittance Rate (5.51%)                                                    5.51%
                                                                                     -----------------
         d. Class A-2 Interest                                                              202,033.33                    4.59166659
                                                                                     -----------------           -------------------
         e. Class A-3 Remittance Rate (5.80%)                                                    5.80%
                                                                                     -----------------
         f. Class A-3 Interest                                                              277,916.67                    4.83333339
                                                                                     -----------------           -------------------
         g. Class A-4 Remittance Rate (5.95%)                                                    5.95%
                                                                                     -----------------
         h. Class A-4 Interest                                                              203,291.67                    4.95833341
                                                                                     -----------------           -------------------
         i. Class A-5 Remittance Rate (6.16%)                                                    6.16%
                                                                                     -----------------
         j. Class A-5 Interest                                                              514,360.00                    5.13333333
                                                                                     -----------------           -------------------
         k. Class A-6 Remittance Rate (6.50%)                                                    6.50%
                                                                                     -----------------
         l. Class A-6 Interest                                                              119,166.67                    5.41666682
                                                                                     -----------------           -------------------
         m. Class A-7 Remittance Rate (6.74%)                                                    6.74%
                                                                                     -----------------
         n. Class A-7 Interest                                                              328,575.00                    5.61666667
                                                                                     -----------------           -------------------
         o. Class A-8 Remittance Rate 7.06%, (unless
             the Weighted Average Contract Rate is
             less than 7.06%)                                                                    7.06%
                                                                                     -----------------
         p. Class A-8 Interest                                                              438,308.33                    5.88333329
                                                                                     -----------------           -------------------
         q. Class A-9 Remittance Rate 6.53%,(unless
             the Weighted Average Contract Rate is
             less than 6.53%)                                                                    6.53%
                                                                                     -----------------
         r. Class A-9 Interest                                                            1,312,954.54                    5.25181816
                                                                                     -----------------           -------------------
    (3)  Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                     0.00                             0
                                                                                     -----------------           -------------------
    (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                     0.00                             0
                                                                                     -----------------           -------------------
B.   Principal
     (5) Formula Principal Distribution Amount                                            2,944,093.39                           N/A
                                                                                     -----------------           -------------------
         a. Scheduled Principal                                                             843,299.81                           N/A
                                                                                     -----------------           -------------------
         b. Principal Prepayments                                                         2,402,291.59                           N/A
                                                                                     -----------------           -------------------
         c. Liquidated Contracts                                                             41,781.83                           N/A
                                                                                     -----------------           -------------------
         d. Repurchases                                                                           0.00                           N/A
                                                                                     -----------------           -------------------
         e. Current Month Advanced Principal                                                829,323.32                           N/A
                                                                                     -----------------           -------------------
         f.  Prior Month Advanced Principal                                             (1,172,603.16)                           N/A
                                                                                     -----------------           -------------------
    (6) Pool Scheduled Principal Balance                                                774,508,165.79
                                                                                     -----------------
   (6b)  Adjusted Pool Principal Balance                                                773,678,842.47                  967.09855309
                                                                                     -----------------           -------------------
   (6c)  Pool Factor                                                                        0.96709855
                                                                                     -----------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 2

                                            CUSIP NO.#393505-W99, X23, X31, X49,
                                                         X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                                0.00
                                                                                     -----------------
    (8) Class A Percentage for such Remittance Date                                             91.76%
                                                                                     -----------------
    (9) Class A Percentage for the following  Remittance Date                                   91.73%
                                                                                     -----------------
   (10) Class A  Principal Distribution:
        a. Class A-1                                                                      1,845,652.15                   82.76467040
                                                                                     -----------------           -------------------
        b. Class A-2                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        c. Class A-3                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        d. Class A-4                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        e. Class A-5                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        g. Class A-6                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        h. Class A-7                                                                              0.00                    0.00000000
                                                                                     -----------------           -------------------
        i.  Class A-8                                                                             0.00                    0.00000000
                                                                                     -----------------           -------------------
        j.  Class A-9                                                                     1,098,441.24                    4.39376496
                                                                                     -----------------           -------------------
   (11) Class A-1 Principal Balance                                                       5,799,266.33                  260.05678610
                                                                                     -----------------           -------------------
  (11a) Class A-1 Pool Factor                                                               0.26005679
                                                                                     -----------------
   (12) Class A-2 Principal Balance                                                      44,000,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (12a) Class A-2 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (13) Class A-3 Principal Balance                                                      57,500,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (13a) Class A-3 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (14) Class A-4 Principal Balance                                                      41,000,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (14a) Class A-4 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (15) Class A-5 Principal Balance                                                     100,200,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (15a) Class A-5 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (16) Class A-6 Principal Balance                                                      22,000,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (16a) Class A-6 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (17) Class A-7 Principal Balance                                                      58,500,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (17a) Class A-7 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (18) Class A-8 Principal Balance                                                      74,500,000.00                  1000.0000000
                                                                                     -----------------           -------------------
  (18a) Class A-8 Pool Factor                                                               1.00000000
                                                                                     -----------------
   (19) Class A-9 Principal Balance                                                     240,179,576.14                   960.7183046
                                                                                     -----------------           -------------------
  (19a) Class A-9 Pool Factor                                                               0.96071830
                                                                                     -----------------
   (18) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                               0.00
                                                                                     -----------------
   (19) Additional Principal Distribution Amount
                                                                                     -----------------
C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

         (20) 31-59 days                                                                  6,421,960.65                           173
                                                                                     -----------------           -------------------
         (21) 60 days or more                                                             6,731,014.61                           164
                                                                                     -----------------           -------------------
         (22) Current Month Repossessions                                                   655,195.28                            23
                                                                                     -----------------           -------------------
         (23) Repossession Inventory                                                        963,988.89                            31
                                                                                     -----------------           -------------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 3

                                                 CUSIP NO.#393505-W99, X23, X31,
                                                    X49, X56, X64, X72, X80, X98
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2003.)

(24) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date                               0.99%
                                                                                     -----------------
     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 4.0%)                                                                    0.61%
                                                                                     -----------------
(25) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for  current Remittance Date
         (as a percentage of Cut-off Date Pool Principal Balance;
         may not exceed 5.5% from April 1, 2003 to March 31, 2004,
         7.0% from April 1, 2004 to March 31, 2005; 9.0%  from
         April 1, 2005 to March 31, 2006 and 10.5% thereafter)                                   0.01%
                                                                                     -----------------
(26) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                                 35,910.15
                                                                                     -----------------
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                                                   0.02%
                                                                                     -----------------
(27) Class M-1, M-2, Principal Balance Test

     (a) The sum of Class M-1, M2 Principal Balance and Class B Principal Balance
         (before distributions on current Remittance Date)  divided by
         Pool Scheduled Principal Balance as of preceding Remittance Date
         is greater than 24.375%                                                                16.74%
                                                                                     -----------------
     (b) The sum of Class  M-2 Principal Balance and Class B Principal Balance
         (before distributions on current Remittance Date)  divided by
         Pool Scheduled Principal Balance as of preceding Remittance Date
         is greater than 16.50%                                                                 11.33%
                                                                                     -----------------
(28) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date is greater than $16,000,000.00      64,000,000.00
                                                                                     -----------------
     (b) Class B Principal Balance (before distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 12.00%.                     8.24%
                                                                                     -----------------

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 4

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

                                                                                          Total $                     Per $1,000
                                                                                          Amount                       Original
                                                                                     -----------------           -------------------
CLASS M-1 CERTIFICATES
----------------------
(29) Amount available (including Monthly Servicing Fee)                                   3,284,735.70
                                                                                     -----------------
A.   Interest
     (30) Aggregate  interest

          (a) Class M-1 Remittance Rate 6.96%, unless the
              Weighted Average Contract Rate is less than 6.96%)                                 6.96%
                                                                                     -----------------
          (b) Class M-1 Interest                                                            243,600.00                    5.80000000
                                                                                     -----------------           -------------------
          (c) Interest on Class M-1 Adjusted Principal Balance                                    0.00
                                                                                     -----------------
     (31) Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                     -----------------
     (32) Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                     -----------------
     (33) Amount applied to:

         a. Unpaid Class M-1 Interest Shortfall                                                   0.00                             0
                                                                                     -----------------           -------------------
     (34) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                                  0.00                             0
                                                                                     -----------------           -------------------
B.   Principal

     (35) Formula Principal Distribution  Amount                                                  0.00                           N/A
                                                                                     -----------------           -------------------
          a. Scheduled Principal                                                                  0.00                           N/A
                                                                                     -----------------           -------------------
          b. Principal Prepayments                                                                0.00                           N/A
                                                                                     -----------------           -------------------
          c. Liquidated Contracts                                                                 0.00                           N/A
                                                                                     -----------------           -------------------
          d. Repurchases                                                                          0.00                           N/A
                                                                                     -----------------           -------------------
     (36) Class M-1 Principal Balance                                                    42,000,000.00                 1000.00000000
                                                                                     -----------------           -------------------
    (36a)  Class M-1 Pool Factor                                                            1.00000000
                                                                                     -----------------
     (37) Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                     -----------------
     (38)  Class M-1  Principal Distribution:

           a. Class M-1 (current)                                                                 0.00                    0.00000000
                                                                                     -----------------           -------------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                            0.00
                                                                                     -----------------
     (39) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                          0.00
                                                                                     -----------------

     (40) Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                     -----------------

     (41) Class M-1 Liquidation Loss Interest

          (a) Class M-1 Liquidation Loss Amount                                                   0.00
                                                                                     -----------------
          (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                                  0.00
                                                                                     -----------------
          (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                                   0.00
                                                                                     -----------------
          (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                           0.00
                                                                                     -----------------
          (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -----------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 5

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

                                                                                           Total $                   Per $1,000
                                                                                           Amount                      Original
                                                                                     -----------------           -------------------
CLASS M-2 CERTIFICATES
----------------------
(42) Amount available (including Monthly Servicing Fee)                                   3,041,135.70
                                                                                     -----------------
     (43) Aggregate interest

          (a) Class M-2 Remittance Rate 7.20%, unless the
              Weighted Average Contract Rate is less than 7.20%)                                 7.20%
                                                                                     -----------------
          (b) Class M-2 Interest                                                            144,000.00                    6.00000000
                                                                                     -----------------           -------------------
          (c) Interest on Class M-2 Adjusted Principal Balance                                    0.00
                                                                                     -----------------
     (44) Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                     -----------------
     (45) Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                     -----------------
     (46) Amount applied to:

          a. Unpaid Class M-2 Interest Shortfall                                                  0.00                             0
                                                                                     -----------------           -------------------
     (47) Remaining:

          a. Unpaid Class M-2 Interest Shortfall                                                  0.00                             0
                                                                                     -----------------           -------------------
B.   Principal

     (48) Formula Principal Distribution Amount                                                   0.00                           N/A
                                                                                     -----------------           -------------------
          a. Scheduled Principal                                                                  0.00                           N/A
                                                                                     -----------------           -------------------
          b. Principal Prepayments                                                                0.00                           N/A
                                                                                     -----------------           -------------------
          c. Liquidated Contracts                                                                 0.00                           N/A
                                                                                     -----------------           -------------------
          d. Repurchases                                                                          0.00                           N/A
                                                                                     -----------------           -------------------
     (49) Class M-2 Principal Balance                                                    24,000,000.00                 1000.00000000
                                                                                     -----------------           -------------------
    (49a) Class M-2 Pool Factor                                                             1.00000000
                                                                                     -----------------
     (50) Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                                     -----------------
     (51) Class M-2 Principal Distribution:

          a. Class M-2 (current)                                                                  0.00                    0.00000000
                                                                                     -----------------           -------------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                             0.00
                                                                                     -----------------
     (52) Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                              0.00
                                                                                     -----------------
     (53) Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                                     -----------------
     (54) Class M-2 Liquidation Loss Interest

          (a) Class M-2 Liquidation Loss Amount                                                   0.00
                                                                                     -----------------
          (b) Amount applied to Class M-2
                Liquidation Loss Interest Amount                                                  0.00
                                                                                     -----------------
          (c) Remaining Class M-2 Liquidation Loss
                Interest Amount                                                                   0.00
                                                                                     -----------------
          (d) Amount applied to Unpaid Class M-2
                Loss Interest Shortfall                                                           0.00
                                                                                     -----------------
          (e) Remaining Unpaid Class M-2
                Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -----------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 6

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99

                                                                                          Total $                    Per $1,000
                                                                                           Amount                     Original
                                                                                     -----------------           ------------------
CLASS B1 CERTIFICATES
---------------------
(1)  Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                            2,897,135.70
                                                                                     -----------------

(2) Class B-1 Adjusted Principal Balance                                                          0.00
                                                                                     -----------------

(3) Class B-1 Remittance Rate  (8.37%
      unless Weighted Average Contract Rate
      is below 8.37%)                                                                            8.37%
                                                                                     -----------------

(4) Interest on Class B-1 Adjusted Principal Balance                                              0.00
                                                                                     -----------------

(3) Aggregate Class B1 Interest                                                             195,300.00                    6.97500000
                                                                                     -----------------           -------------------

(4)  Amount applied to Unpaid
       Class B1 Interest Shortfall                                                                0.00                          0.00
                                                                                     -----------------           -------------------

(5) Remaining Unpaid Class B1
        Interest Shortfall                                                                        0.00                          0.00
                                                                                     -----------------           -------------------

(6) Amount applied to Class B-1
     Interest Deficiency Amount                                                                   0.00
                                                                                     -----------------

(7) Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                                   0.00
                                                                                     -----------------

(8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                                    0.00
                                                                                     -----------------

(8a) Class B Percentage for such Remittance Date                                                  0.00
                                                                                     -----------------

(9) Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                       0.00                    0.00000000
                                                                                     -----------------           -------------------

(10a) Class B1 Principal Shortfall                                                                0.00
                                                                                     -----------------

(10b) Unpaid Class B1 Principal Shortfall                                                         0.00
                                                                                     -----------------

(11) Class B Principal Balance                                                           64,000,000.00
                                                                                     -----------------

(12) Class B1 Principal Balance                                                          28,000,000.00
                                                                                     -----------------
(12a) Class B1 Pool Factor                                                                  1.00000000
                                                                                     -----------------

(13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                        0.00
                                                                                     -----------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                     -----------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                                     0.00
                                                                                     -----------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                     -----------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                           0.00
                                                                                     -----------------

                                 SERIES 1999-3
                  CERTIFICATES for MANUFACTURED HOUSING LOANS
                                MONTHLY REPORT
                                 October, 1999
                                    Page 7

                                            CUSIP NO. #393505-Y22, Y30, Y48, Y55
                                                        TRUST ACCOUNT #3337515-0
                                                        REMITTANCE DATE 11/01/99


                                                                                          Total $                     Per $1,000
                                                                                           Amount                      Original
                                                                                     -----------------           -------------------
CLASS B2 CERTIFICATES
---------------------
(14) Remaining Amount Available                                                           2,701,835.70
                                                                                     -----------------
(15) Class B-2 Remittance Rate ( 8.37%
        unless Weighted Average Contract
        Rate is less than 8.37%)                                                                 8.37%
                                                                                     -----------------
(16) Aggregate Class B2 Interest                                                            251,100.00                    6.97500000
                                                                                     -----------------           -------------------
(17) Amount applied to Unpaid
        Class B2 Interest Shortfall                                                               0.00                          0.00
                                                                                     -----------------           -------------------
(18) Remaining Unpaid Class B2
        Interest Shortfall                                                                        0.00                          0.00
                                                                                     -----------------           -------------------
(19) Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                                  0.00
                                                                                     -----------------
(20) Class B2 Principal Liquidation Loss Amount                                                   0.00
                                                                                     -----------------
(21) Class B2 Principal (zero until class B1
        paid down: thereafter, Class B Percentage
        of formula Principal Distribution Amount)                                                 0.00                    0.00000000
                                                                                     -----------------           -------------------
(22) Guarantee Payment                                                                            0.00
                                                                                     -----------------
(23) Class B2 Principal Balance                                                          36,000,000.00
                                                                                     -----------------
(23a) Class B2 Pool Factor                                                                  1.00000000
                                                                                     -----------------
(24) Monthly Servicing Fee (deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer;
         deducted from funds remaining after payment of Class A
         Distribution Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class B-2  Distribution
         Amount, if the Company or Green Tree Financial Servicing Corp.
         is the Servicer)                                                                   324,081.47
                                                                                     -----------------
(25) Class B-3I Guarantee Fee                                                             2,126,654.23
                                                                                     -----------------
(26) Class B-3I Distribution Amount                                                               0.00
                                                                                     -----------------
(27) Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                                               0.00
                                                                                     -----------------
(28) Class B-3I Distribution Amount (remaining Amount Available)                                  0.00
                                                                                     -----------------
(29) Class B-3I Shortfall (26-27)                                                                 0.00
                                                                                     -----------------
(30) Unpaid Class B-3I Shortfall                                                                  0.00
                                                                                     -----------------
(31) Class M-1 Interest Deficiency on such Remittance Date                                        0.00
                                                                                     -----------------
(32) Class B-1 Interest Deficiency on such Remittance Date                                        0.00
                                                                                     -----------------
(33) Repossessed Contracts                                                                  655,195.28
                                                                                     -----------------
(34) Repossessed Contracts Remaining in Inventory                                           963,988.89
                                                                                     -----------------
(35) Weighted Average Contract Rate                                                            9.39653
                                                                                     -----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.